SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2003

FRONTIER AIRLINES, INC
 (Exact name of Registrant as specified in its charter)

            Colorado                  0-24126                     84-1256945
(State or Other Jurisdiction of     (Commission                (I.R.S. Employer
         Incorporation)              File Number)              Identification No.)

       7001 Tower Road, Denver, CO                                    80249
(Address of principal executive offices)                            (zip code)

Registrant's telephone number, including area code: (720) 374-4500

Not Applicable
 (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                     Description

99.1           Press release dated May 22, 2003 entitled "Frontier Airlines
               Reports Fiscal Year 2003 Results"

Item 9. Regulation FD Disclosure

Under the Securities and Exchange Commission Release No. 33-8216, Frontier
Airlines, Inc. is furnishing the following information under Item 12 - Results of Operation and Financial Condition.

On May 22, 2003, Frontier Airlines, Inc. issued a press release announcing its financial results for the fiscal year ending March 31, 2003.  The press release dated May 22, 2003 entitled "Frontier Airlines Reports Fiscal Year 2003 Results"
is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934, the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FRONTIER AIRLINES, INC.

Date:  May 22, 2003                                 By:/s/Jeff S. Potter
                                                    Jeff S. Potter, President & CEO

                                                    By:/s/Paul H. Tate
                                                    Paul H. Tate, CFO